                                                                   EXHIBIT 10.41



                  FIRST AMENDMENT TO EUROPEAN CREDIT AGREEMENT

                         dated as of September 25, 1998,

                                      among

                             INGRAM MICRO INC., and
                    INGRAM EUROPEAN COORDINATION CENTER N.V.,
                  as the Primary Borrowers and Guarantors, and

                         CERTAIN FINANCIAL INSTITUTIONS,
                        as the Relevant Required Lenders





                          amending the US $500,000,000

                            EUROPEAN CREDIT AGREEMENT

                          dated as of October 28, 1997,

                                   also among

                             INGRAM MICRO INC., and
                    INGRAM EUROPEAN COORDINATION CENTER N.V., as the Primary Borrowers and Guarantors,


                         CERTAIN FINANCIAL INSTITUTIONS,
                                 as the Lenders,


                            THE BANK OF NOVA SCOTIA,
                    as Administrative Agent for the Lenders,

                                       and

                                NATIONSBANK, N.A.
        (successor in interest by merger to NationsBank of Texas, N.A.), as Documentation Agent for the Lenders,

                                 as arranged by

                           THE BANK OF NOVA SCOTIA and
                       NATIONSBANC CAPITAL MARKETS, INC.,
                                as the Arrangers



                      PREPARED BY HAYNES AND BOONE, L.L.P.

                  FIRST AMENDMENT TO EUROPEAN CREDIT AGREEMENT


         THIS DOCUMENT is entered into as of September 25, 1998, among:

         INGRAM MICRO INC., a corporation organized and existing under the laws of the State of Delaware, United States of America ("MICRO");

         INGRAM EUROPEAN COORDINATION CENTER N.V., a company organized and existing under the laws of The Kingdom of Belgium ("COORDINATION CENTER," and collectively with Micro, the "PRIMARY BORROWERS"); and

         The financial institutions executing this document as Lenders (the "RELEVANT REQUIRED LENDERS").

                 (see PARAGRAPH 1 below regarding defined terms)

         This document is being executed and delivered to amend certain provisions of the European Credit Agreement (as renewed, extended, amended, or supplemented, the "CREDIT AGREEMENT") dated as of October 28, 1997, among (a) the Primary Borrowers; (b) certain Lenders (which includes the Relevant Required Lenders); and (c) The Bank of Nova Scotia ("SCOTIABANK"), as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and NationsBank, N.A. (successor in interest by merger to NationsBank of Texas, N.A.) ("NATIONSBANK"), as documentation agent for the Lenders (in such capacity, the "DOCUMENTATION AGENT"), both of which are collectively the "AGENTS". Effective December 22, 1997, Micro Singapore ceased to be a Subsidiary of Micro, and effective January 15, 1998, in accordance with SECTION 11.16 of the Credit Agreement, Micro Singapore ceased to be a Supplemental Borrower and a Guarantor under the Credit Agreement.

         The Relevant Required Lenders have agreed, upon and subject to the terms and conditions of this document, to alter the terms of the Credit Agreement as provided below.

         ACCORDINGLY, for adequate and sufficient consideration, the Borrowers and the Relevant Required Lenders agree as follows:

1. TERMS AND REFERENCES. Unless otherwise stated in this document, terms defined in the Credit Agreement have the same meanings when used in this document and references to "ARTICLES," "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's articles, sections, schedules, and exhibits.

2. AMENDMENTS. Subject to PARAGRAPH 3 but otherwise effective as of the date of this document, the Credit Agreement is amended as follows:

         A. SECTION 1.1 is amended by adding or entirely amending, as the case may be, the following defined terms in alphabetical order with all other defined terms in that section:

                           "ACQUIRED EXISTING DEBT AND LIENS" means, for a
                  period of 90 days following the acquisition or merger of a Person by or into Micro or any of its Subsidiaries or the acquisition of a business unit of a Person or the assets of a Person or business unit of a Person by Micro or any of its Subsidiaries, the Indebtedness and Liens of that Person or business unit that (a) were not incurred in connection with that acquisition or merger and do not constitute any refinancing of Indebtedness so incurred and (b) were in existence at the time of that acquisition or merger.

                           "ADDITIONAL PERMITTED LIENS" means, as of any date
                  (a) Liens securing Indebtedness and not described in CLAUSES
                  (a) through (l) of SECTION 8.2.2, but only to the extent that
                  (i) the Amount of Additional Liens on that date does not exceed twenty percent (20%) of Consolidated Tangible Net Worth on that date and (ii) Borrowers are otherwise in compliance with SECTION 8.2.1(b), and (b) Liens constituting Acquired Existing Debt and Liens on that date.

                           "FOREIGN SUBSIDIARY" means any Subsidiary that is not
                  domiciled in the United States.

                           "MICRO SINGAPORE" is defined in the preamble but is
                  no longer party to any Loan Document.

                           "SENIOR CONSOLIDATED FUNDED DEBT" means, as of any
                  date of determination, the total of all Consolidated Funded Debt of Micro and its Consolidated Subsidiaries outstanding on such date that ranks PARI PASSU with the Obligations.

         B. The definition of "Material Asset Acquisition" in SECTION 1.1 is amended to add the words "or 8.2.9(d)" at the end of it.

         C. In the definition of "Total Indebtedness of Subsidiaries" in SECTION
1.1 (i) the word "and" before CLAUSE (b) is replaced with a comma and (ii) a new CLAUSE (c) is added as follows:

                  , and (c) any Indebtedness under any Loan Document (as defined in this Agreement, the Canadian Credit Agreement, and the U.S. Credit Agreement).

         D. SECTION 1.1 is amended by entirely deleting the definitions of the terms "Consolidated Current Assets," "Consolidated Current Liabilities," and "Consolidated Current Ratio".

         E. SECTION 6.3.3 is amended by adding the parenthetical "(OTHER THAN a Foreign Subsidiary)" after the 18th and 19th words "Material Subsidiary" in that section.

         F. A new SECTION 7.18 is added as follows:

                           SECTION 7.18 YEAR 2000. Micro believes that its
                  computer applications that are material to its business and operations will be able to perform properly date-sensitive functions for all dates on and after January 1, 2000, EXCEPT to the extent that a failure to do so would not reasonably be expected to have a Material Adverse Effect.

         G. SECTION 8.1.10 is amended by adding the parenthetical "(OTHER THAN Foreign Subsidiaries)" after the 9th word "Subsidiaries" in CLAUSE (c) of that section.

         H. SECTION 8.2.1(b) is entirely amended as follows:

                           (b) Micro will not at the end of any Fiscal Period
                  permit (i) Total Indebtedness of Subsidiaries (OTHER THAN Indebtedness of any Guarantor and Indebtedness constituting Acquired Existing Debt and Liens) to exceed twenty percent (20%) of Consolidated Tangible Net Worth, or (ii) SECTION 8.2.2(m) to be violated.


                                                                 FIRST AMENDMENT

         I.       SECTIONS 8.2.2(k) and (l) are entirely amended as follows:

                           (k) Liens of the nature referred to in CLAUSE (b) of
                  the definition of the term "LIEN" and granted to a purchaser or any assignee of such purchaser which has financed the relevant purchase of Trade Accounts Receivable of any Borrower or any of their respective subsidiaries and Liens on any related property that would ordinarily be subject to a Lien in connection therewith such as proceeds and records;

                           (l) Liens on accounts receivable of Micro Canada with
                  respect to any accounts receivable securitization program and on any related property that would ordinarily be subject to a Lien in connection therewith such as proceeds and records; and

         J.       SECTION 8.2.3(a) is entirely amended as follows:

                  (a)      [INTENTIONALLY BLANK]

         K. SECTION 8.2.3(c) is entirely amended as follows:

                           (c) (i) the ratio of (A) the average daily balances
                  of Senior Consolidated Funded Debt during any Fiscal Period to
                  (B) Consolidated EBITDA for the period of four Fiscal Periods ending on the last day of such Fiscal Period to exceed 3.5 to 1.0; and (ii) the ratio of (A) the average daily balances of Consolidated Funded Debt during any Fiscal Period (B) to Consolidated EBITDA for the period of four Fiscal Periods ending on the last day of such Fiscal Period to exceed 4.0 to 1.0;

                  PROVIDED THAT, for purposes of calculating the preceding ratios (A) Consolidated Funded Debt on any day shall be the amount otherwise determined pursuant to the definition thereof plus the amount of Consolidated Transferred Receivables on such day, and (B) the contribution of any Subsidiary of Micro acquired (to the extent the acquisition is treated for accounting purposes as a purchase) during those four Fiscal Periods to Consolidated EBITDA shall be calculated on a PRO FORMA basis as if it had been a Subsidiary of Micro during all of those four Fiscal Periods.

         L. SECTION 8.2.3(d) is entirely amended as follows:

                           (d) the Consolidated Tangible Net Worth at the end of
                  any Fiscal Period to be less than the SUM of (i) 90% of Consolidated Tangible Net Worth at the end of the Fiscal Year ending nearest to December 31, 1997, PLUS (ii) 50% of Consolidated Net Income (without taking into account any losses incurred in any Fiscal Year) for each Fiscal Year ended thereafter that ends on or before the last day of that Fiscal Period.

         M. The proviso in SECTION 8.2.4 is entirely amended as follows:

                           ; PROVIDED, HOWEVER, THAT, Micro may redeem, purchase
                  or acquire (a) any of its capital stock (i) issued to employees pursuant to any Plan or other contract or arrangement relating to employment upon the termination of employment or other events or (ii) in a transaction contemplated by the Transition Agreements and (b) any of its Indebtedness that is convertible into its securities.


                                                                 FIRST AMENDMENT

         N. The words "such or" are deleted as the 27th and 28th words of the last sentence of Section 8.2.6.

         O. SECTION 8.2.7(a) is entirely amended as follows:

                           (a) No Borrower may make any Material Asset
                  Acquisition UNLESS no Event of Default exists or would exist after giving effect to the proposed Material Asset Acquisition.

         P. SECTION 8.2.9 is amended as follows:

                  (1) The word "and" is deleted at the end of SECTION 8.2.9(b).

                  (2) SECTION 8.2.9(c) is entirely amended as follows:

                           (c) so long as no Event of Default has occurred and
                  is continuing or would occur after giving effect thereto, Micro and any Subsidiary of Micro may Dispose of assets in transactions exclusively among Micro and any of its Subsidiaries or among Subsidiaries of Micro that satisfy the requirements of SECTION 8.2.6; PROVIDED THAT, notwithstanding any provision hereof to the contrary, in the event that, immediately after giving effect to any Disposition described in this CLAUSE (c) to a Subsidiary of Micro, such Subsidiary shall own assets constituting at least ten percent (10%) of Consolidated Assets determined as of the last day of the most recently completed Fiscal Period, such Subsidiary of Micro shall be deemed a Material Subsidiary for all purposes hereunder as of the date of such Disposition and Micro shall cause any such Material Subsidiary (UNLESS a Foreign Subsidiary) promptly to execute and deliver an Additional Guaranty in favor of the Lender Parties in accordance with
                  SECTION 8.1.10; and

                  (3) A new SECTION 8.2.9(d) is added as follows:

                           (d) subject to SECTION 8.2.8, any Borrower may (and
                  may permit any of its Subsidiaries to) sell, assign, grant a Lien in, or otherwise transfer any interest in its Trade Accounts Receivable and related property such as proceeds and records.

         Q. The last parenthetical phrase in SECTION 9.1.3 that begins with the word "excluding" is entirely deleted.

         R. The last parenthetical in SECTION 9.1.5 is entirely amended as follows:

                  (without the giving of further notice or lapse of additional time)

         S. SECTION 11.16(a) is amended by adding the phrase "and the other Loan Documents" at the end thereof.



                                                                 FIRST AMENDMENT

I. CONDITIONS PRECEDENT. Notwithstanding any contrary provision, PARAGRAPH 2 above is not effective unless and until (A) all principal, interest, fees, costs, and expenses due under the Credit Agreement (as amended by this document), all fees payable to either Agent in connection with this document as agreed to between such Agent and Micro, and all outstanding fees and expenses of counsel to the Agents are, in each case, paid in full to the extent due and payable (and, unless an amount is otherwise provided by the Loan Documents and without waiving the right for subsequent reimbursement in accordance with the Loan Documents, to the extent that a reasonably detailed invoice is presented to Micro by September 21, 1998) after giving effect to this document and (B) the Administrative Agent receives either (i) counterparts of this document duly executed and delivered by an Authorized Person of each Obligor and by the Required Lenders or (ii) facsimile, telegraphic, or other written confirmation of the execution of counterparts of this document.

I. REPRESENTATIONS. To induce the Relevant Required Lenders to enter into this document, the Borrowers (for themselves and each other Obligor) jointly and severally represent and warrant to the Agents and the Lenders as follows:

         A. CREDIT AGREEMENT. Each of the representations and warranties of each Obligor set forth in ARTICLE VII of the Credit Agreement (excluding those contained in SECTION 7.8) is true and correct as though made on and as of the date of this document (unless stated to relate solely to an earlier date, in which case, such representations and warranties were true and correct as of such earlier date) with each reference in those representations to "this Agreement," the "Loan Documents," "hereof," "hereunder," "thereof," "thereunder," and words of like import being, for purposes of this clause, references to the Credit Agreement and the Loan Documents, in each case as amended or waived by this document.

         B. ENFORCEABILITY. Upon execution and delivery by the Obligors and the Required Lenders, this document will constitute a valid and binding agreement of each Obligor, enforceable against it in accordance with this document's terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws relating to or limiting creditors' rights generally or by general principles of equity.

         C. OBLIGORS. As of the date of, and after giving effect to, this document, the only Obligors under the Credit Agreement and Loan Documents are Micro; Coordination Center; Ingram Micro, Inc., a corporation organized and existing under the laws of the Province of Ontario, Canada; Ingram Micro Holdings Limited, a corporation organized and existing under the laws of the United Kingdom; and Ingram Micro (UK) Limited, a corporation organized and existing under the laws of the United Kingdom.

I. RATIFICATIONS. To induce the Relevant Required Lenders to enter into this document each Borrower (and, by its execution below, each other Obligor) (A) ratifies and confirms all provisions of the Credit Agreement and other Loan Documents to which it is a party, as amended or waived by this document, and (B) ratifies and confirms that all guaranties granted in favor of any of the Agents or the Lenders under the Loan Documents (as they may have been renewed, extended, amended, or supplemented) are not released, reduced, or otherwise adversely affected by this document, or any other Loan Document, and continue to guarantee full payment and performance of the present and future Obligations.



                                                                 FIRST AMENDMENT

I.                MISCELLANEOUS.

         A. CREDIT AGREEMENT AND LOAN DOCUMENTS. Upon the effectiveness of PARAGRAPH 2 above as provided in PARAGRAPH 3 above, all references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this document. This document is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in ARTICLES I and IX are incorporated in this document by reference. Except as specifically amended and modified in this document, the Credit Agreement is unchanged and continues in full force and effect. No change or waiver of any provision of this document is valid unless in a writing that is signed by the party against whom it is sought to be enforced.

         B. GOVERNING LAW. This document shall be deemed to be a contract made under and governed by English laws.

         C. COUNTERPARTS. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts shall be construed together to constitute one and the same document.

               REMAINDER OF PAGE INTENTIONALLY BLANK. THIS PAGE IS
       FOLLOWED BY A SIGNATURE PAGE FOR THE OBLIGORS, FOLLOWED BY SEPARATE
               SIGNATURE PAGES FOR THE RELEVANT REQUIRED LENDERS.


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

INGRAM MICRO INC., as a Primary        INGRAM EUROPEAN COORDINATION
Borrower and a Guarantor               CENTER N.V., as a Primary Borrower
                                       and a Guarantor


By /s/ James F. Ricketts               By /s/ Michael J. Grainger
  -------------------------------        -------------------------------
  James F. Ricketts, Vice                Michael J. Grainger, Authorized
  President & Worldwide Treasurer        Representative

ADDRESS:  1600 E. St. Andrew Place     ADDRESS: Luchthavenlaan 25A
          Santa Ana, CA 92705                   B-1800 Vilvoorde
                                                Belgium

FACSIMILE NO.: 714-566-7873            FACSIMILE NO.: 011-32-2-254-9290

ATTENTION: James F. Ricketts           ATTENTION: Stephen Gill

         The undersigned Obligors consent and agree in all respects to PARAGRAPH 5 and all other provisions of the foregoing First Amendment to European Credit Agreement as Obligors under the European Credit Agreement and all related Loan Documents.

INGRAM MICRO HOLDINGS LTD.,            INGRAM MICRO INC.,
as an Obligor                          an Ontario, Canada corporation, as an
                                       Obligor


By /s/ Stephen Gill                    By /s/ Michael J. Grainer
  -------------------------------        -------------------------------
Name:  Stephen Gill                        Michael J. Grainger, Attorney
Title: VP, Finance & CFO Europe

ADDRESS:  Ingram House                 ADDRESS: 230 Barmac Drive
          Garamonde Drive                       Weston, Ontario
          Wymbush                               Canada, M9L 2Z3
          Milton Keynes
          Bucks MK8 8DF

FACSIMILE NO.: 011-32-2-254-9290       FACSIMILE NO.: 416-740-8623

ATTENTION: Stephen Gill                ATTENTION: Robert E. Carbrey

INGRAM MICRO (UK) LTD.,
as an Obligor


By /s/ Stephen Gill
  -------------------------------
  Name:  Stephen Gill
  Title: VP, Finance & CFO Europe


ADDRESS:  Ingram House
          Garamonde Drive
          Wymbush
          Milton Keynes
          Bucks MK8 8DF

FACSIMILE NO.: 011-32-2-254-9290

ATTENTION: Stephen Gill

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.


                                       THE BANK OF NOVA SCOTIA, as the
                                       Administrative Agent


                                       By /s/ O.M. McMahon
                                         --------------------------------------
                                         O.M. McMahon, Manager

                                       ADDRESS FOR NOTICES:
                                       Scotia House
                                       33 Finsbury Square
                                       London, England EC2A 1BB

                                       FACSIMILE NO.:   011-44-171-826-5857

                                       ATTENTION:   Marian Staples


                                       ADDRESS FOR PAYMENT OF FEES:

                                       Scotia House
                                       33 Finsbury Square
                                       London, England EC2A 1BB

                                       FACSIMILE NO.:    011-44-171-826-5857

                                       ATTENTION: Marian Staples

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                  INITIAL
                COMMITMENT
PERCENTAGE       AMOUNT

   8.5%        $42,500,000             SCOTIABANK EUROPE PLC, (formerly named
                                       in the Credit Agreement as The Bank of
                                       Nova Scotia) as a Lender


                                       By /s/ Yousuf Omar
                                         Name:  Yousuf Omar
                                         Title: Senior Vice President

LENDING OFFICE FOR OTHER               ADDRESS FOR NOTICES:
LOANS:
Scotia House                           Scotia House
33 Finsbury Square                     33 Finsbury Square
London, England EC2A 1BB               London, England EC2A 1BB

FACSIMILE NO.: 011-44-171-826-5617     FACSIMILE NO.: 011-44-171-826-5617

ATTENTION: David Sparks                ATTENTION:  Managing Director


LENDING OFFICE FOR LOANS               ADDRESS FOR PAYMENT OF FEES:
TO MICRO:
                                       Scotia House
Scotia House                           33 Finsbury Square
33 Finsbury Square                     London, England EC2A 1BB
London, England EC2A 1BB
                                       FACSIMILE NO.: 011-44-171-826-5617
FACSIMILE NO.: 011-44-171-826-5617
                                       ATTENTION: David Sparks
ATTENTION: David Sparks


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                     INITIAL
                   COMMITMENT
 PERCENTAGE         AMOUNT

    8.5%         $42,500,000
                                        NATIONSBANK OF TEXAS, N.A., as the
                                        Documentation Agent and as a Lender


                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

901 Main Street                        New Broad Street House
13th Floor                             35 New Broad Street
Dallas, TX 75202                       London, England EC2M 1NH

FACSIMILE NO.: 214-508-2515            FACSIMILE NO.: 011-44-171-282-6831

ATTENTION: Agency Services             ATTENTION: 011-44-171-282-6831


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

New Broad Street House                 New Broad Street House
35 New Broad Street                    35 New Broad Street
London, England EC2M 1NH               London, England EC2M 1NH

FACSIMILE NO.: 011-44-171-282-6831     FACSIMILE NO.: 011-44-171-282-6831

ATTENTION: Melanie Harries             ATTENTION: Melanie Harries



                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                   INITIAL
                  COMMITMENT
  PERCENTAGE       AMOUNT

     5.0%        $25,000,000           BANCO SANTANDER, as a Lender


                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Banco Santander, New York Branch       Banco Santander, New York Branch
45 East 53rd Street                    45 East 53rd Street
New York, NY 10022                     New York, NY 10022

FACSIMILE NO.: 212-350-3690            FACSIMILE NO.: 212-350-3647 212-350-3690

ATTENTION: Ligia Castro                ATTENTION: Ligia Castro/Dom Rodriguez


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Banco Santander, New York Branch       Banco Santander, New York Branch
45 East 53rd Street                    45 East 53rd Street
New York, NY 10022                     New York, NY 10022

FACSIMILE NO.: 212-350-3690            FACSIMILE NO.: 212-350-3690

ATTENTION: Ligia Castro                ATTENTION: Ligia Castro



                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                   INITIAL
                  COMMITMENT
  PERCENTAGE       AMOUNT

     5.0%        $25,000,000           BANK OF AMERICA NT & SA, as a Lender


                                       By /s/ Brian K. Chin
                                         --------------------------------------
                                         Name:  Brian K. Chin
                                         Title: Vice President



LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

1850 Gateway Blvd.                     Henrijean House
Concord, CA 94520                      Uitbreidingstraat 180, B-6
                                       2600 Antwerp
FACSIMILE NO.: 510-675-7531            Belgium

ATTENTION: Ms. Shareen Watson          FACSIMILE NO.: 011-323-280-4296

                                       ATTENTION: Jos Sprenghers


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Henrijean House                        Henrijean House
Uitbreidingstraat 180, B-6             Uitbreidingstraat 180, B-6
2600 Antwerp                           2600 Antwerp
Belgium                                Belgium

FACSIMILE NO.: 011-323-280-4296        FACSIMILE NO.: 011-323-280-4296

ATTENTION: Jos Sprenghers              ATTENTION: Jos Sprenghers



                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                    INITIAL
                   COMMITMENT
 PERCENTAGE         AMOUNT

   5.0%          $25,000,000
                                       COMMERZBANK  AKTIENGESELLSCHAFT,
                                       BRUSSELS BRANCH, as a Lender


                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Commerzbank Aktiengesellschaft,        Commerzbank Aktiengesellschaft,
Brussels Branch                        Brussels Branch
Boulevard Louis Schmidt 87             Boulevard Louis Schmidt 87
B-1040, Brussels                       B-1040, Brussels

FACSIMILE NO.: 32-0-27-43-1911         FACSIMILE NO.: 32-0-27-43-1911

ATTENTION: Erik Kennis                 ATTENTION: Erik Kennis


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Commerzbank Aktiengesellschaft,        Commerzbank Aktiengesellschaft,
Brussels Branch                        Brussels Branch
Boulevard Louis Schmidt 87             Boulevard Louis Schmidt 87
B-1040, Brussels                       B-1040, Brussels

FACSIMILE NO.: 32-0-27-43-1911         FACSIMILE NO.: 32-0-27-43-1911

ATTENTION: Erik Kennis                 ATTENTION: Erik Kennis



                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                    INITIAL
                   COMMITMENT
  PERCENTAGE        AMOUNT

      5%         $25,000,000
                                       DEUTSCHE BANK AG, MUNICH BRANCH, as a
                                       Lender


                                       By /s/ Thomas H. Hierholzer
                                         --------------------------------------
                                         Name:  Thomas H. Hierholzer
                                         Title: Vice President


                                       By /s/ Joachim Mehlert
                                         --------------------------------------
                                         Name:  Joachim Mehlert
                                         Title: Assistant Vice President


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Foreign Department                     Corporations and Institutions
Riesstr. 25                            Riesstr. 25
80992 Munich                           80992 Munich
Germany                                Germany

FACSIMILE NO.: 0049-89-2390-2039       FACSIMILE NO.: 0049-89-2390-1383

ATTENTION: Mr. Bernhard Kieninger      ATTENTION: Mr. Kieninger
                                                  Ms. Schaubeck


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Corporations and Institutions          Deutsche Bank AG, Munich Branch
Riesstr. 25                            Account-No.: 0052902
80992 Munich                           Bank-Code: 70070010
Germany                                Swift: DEUT DE MM
                                       Purpose: Kostenstelle 22 484 000,
FACSIMILE NO.: 0049-89-2390-1383       Ingram Micro Inc.

ATTENTION: Mr. Keininger               FACSIMILE NO.: 0049-89-2390-1383
           Ms. Schaubeck
                                       ATTENTION: Mr. Kieninger
                                                  Ms. Schaubeck



                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                   INITIAL
                 COMMITMENT
  PERCENTAGE       AMOUNT

     5.0%        $25,000,000           THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                       ATLANTA AGENCY, as a Lender

                                       By /s/ Koichi Hasegawa
                                         --------------------------------------
                                         Name:  Koichi Hasegawa
                                         Title: Deputy General Manager


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

The Industrial Bank of Japan, Limited  The Industrial Bank of Japan, Limited
Atlanta Agency                         Atlanta Agency
One Ninety One Peachtree Tower         One Ninety One Peachtree Tower
Suite 3600                             Suite 3600
191 Peachtree Street N.E.              191 Peachtree Street N.E.
Atlanta, GA 30303-1757                 Atlanta, GA 30303-1757
                                       FACSIMILE NO.: 404-577-6818/
                                                      404-524-8509
FACSIMILE NO.: 404-577-6818/
               404-524-8509            ATTENTION: Minami Miura/
                                                  James Masters
ATTENTION: Minami Miura/
           James Masters               The Industrial Bank of Japan, Limited
                                       London Branch
                                       Bracken House
                                       One Friday Street
                                       London EC4M 9JA
                                       FACSIMILE NO.: 0171-248-1114
                                       ATTENTION: Ms. Mary Roe/Maurice
                                                  Fitzgerald

LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

The Industrial Bank of Japan, Limited  The Industrial Bank of Japan, Limited
London Branch                          Atlanta Agency
Bracken House                          One Ninety One Peachtree Tower
One Friday Street                      Suite 3600
London EC4M 9JA                        191 Peachtree Street N.E.
                                       Atlanta, GA 30303-1757

FACSIMILE NO.: 0171-248-1114
                                       FACSIMILE NO.: 404-577-6818
ATTENTION: Ms. Mary Roe
                                       ATTENTION: Minami Miura


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                   INITIAL
                  COMMITMENT
  PERCENTAGE       AMOUNT

    5.0%         $25,000,000           KBC BANK N.V. (formerly Kredietbank
                                       N.V.), as a Lender


                                       By /s/ Guido Segers
                                         --------------------------------------
                                         Name:  Guido Segers
                                         Title: Deputy Regional Manager


                                       By /s/ Hilde Tahon
                                         --------------------------------------
                                         Name:  Hilde Tahon
                                         Title: Deputy Credit Manager


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:
KBC Bank N.V.                          KBC Bank N.V.
with principal office:                 Diegem Corporate Branch
Arenbergstraat 7                       Oude Haachtsesteenweg 105
B-1000 Brussel                         B-1831 Diegem
FACSIMILE NO.: 32-2-546-4920           FACSIMILE NO.: 32-2-725-72-02
TELEPHONE NO.: 32-2-546-4186           TELEPHONE NO.: 32-2-716-51-76
ATTENTION: 8244 Accounting and         ATTENTION: Mr. P. Van den Poel
           Reporting
           Carine Wuestenberg,
           Rita Wolfs

LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:
KBC Bank N.V.                          KBC Bank N.V.
with principal office:                 with principal office:
Arenbergstraat 7                       Arenbergstraat 7
B-1000 Brussel                         B-1000 Brussel
FACSIMILE NO.: 32-2-546-4920           FACSIMILE NO.: 32-2-546-4920
TELEPHONE NO.: 32-2-546-4186           TELEPHONE NO.: 32-2-546-4186
ATTENTION:  8244 Accounting and        ATTENTION: 8244 Accounting and Reporting
            Reporting                             Carine Wuestenberg, Rita Wolfs
            Carine Wuestenberg,
            Rita Wolfs


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                    INITIAL
                   COMMITMENT
  PERCENTAGE        AMOUNT

     5.0%        $25,000,000
                                       LANDESBANK RHEINLAND-PFALZ -
                                       GIORZENTRALE, as a Lender


                                       By /s/ Ulrich Voepel
                                         --------------------------------------
                                         Name:  Ulrich Voepel
                                         Title: Vice President

                                       By /s/ Robert Wagner
                                         --------------------------------------
                                         Name:  Robert Wagner
                                         Title: Manager


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Landesbank Rheinland Pfalz -           Landesbank Rheinland Pfalz - Girozentrale
  Girozentrale                         Grobe Bleiche 54-56
Grobe Bleiche 54-56                    D 55098 Mainz
D 55098 Mainz                          Germany
Germany

FACSIMILE NO.: 0049-6131-13-2684       FACSIMILE NO.: 0049-6131-13-2684 (Voepel)
               (Voepel)                               0049-6131-13-2599 (Wagner)
               0049-6131-13-2599
               (Wagner)

ATTENTION: Mr. Voepel or Mr. Wagner    ATTENTION:  Mr. Voepel or Mr. Wagner


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Landesbank Rheinland Pfalz -           Bankers Trust, New York
  Girozentrale                         N.Y. 1006
Grobe Bleiche 54-56                    Account-Number: 24-101-861
D 55098 Mainz                          Swift code: BKTR US 33
Germany

FACSIMILE NO.: 0049-6131-13-2684
               (Voepel)
               0049-6131-13-2599
               (Wagner)

ATTENTION: Mr. Voepel or Mr. Wagner

                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                   INITIAL
                  COMMITMENT
   PERCENTAGE      AMOUNT

      3.0%       $15,000,000           BANCA MONTE DEI PASCHI DE SIENA, SPA,
                                       LONDON BRANCH, as a Lender


                                       By /s/ Duncan Fouse
                                         --------------------------------------
                                         Name:  Duncan Fouse
                                         Title: Deputy General Manager


                                       By /s/ Colin Harbour
                                         --------------------------------------
                                         Name:  Colin Harbour
                                         Title: Senior Manager


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

9th Floor                              122 Leadenhall Street
55 East 59th Street                    London EC3V 4RH
New York, NY
10022-1112
                                       FACSIMILE NO.: 0171-621-9407
FACSIMILE NO.: 212-891-3661
                                       ATTENTION: Howard Kemp
ATTENTION: Daniele Bastianelli

LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

122 Leadenhall Street                  122 Leadenhall Street
London EC3V 4RH                        London EC3V 4RH

FACSIMILE NO.: 0171-621-9407           FACSIMILE NO.: 0171-621-9407

ATTENTION: Howard Kemp                 ATTENTION: Howard Kemp


                                                                 FIRST AMENDMENT

EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                   INITIAL
                  COMMITMENT
  PERCENTAGE       AMOUNT

     3.0%        $15,000,000           BANK AUSTRIA AKTIENGESELLSCHAFT, as a
                                       Lender


                                       By /s/ Robert TenHave
                                         --------------------------------------
                                         Name:  Robert TenHave
                                         Title: S.V.P.


                                       By /s/ Christopher Miller
                                         --------------------------------------
                                         Name:  Christopher Miller
                                         Title: A.V.P.


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

565 Fifth Avenue                       565 Fifth Avenue
New York, New York 10017               New York, New York 10017

FACSIMILE NO.: 212-880-1080            FACSIMILE NO.: 212-880-1180

ATTENTION: Mark Nolan                  ATTENTION: Lynn Perri


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

565 Fifth Avenue                       565 Fifth Avenue
New York, New York 10017               New York, New York 10017

FACSIMILE NO.: 212-880-1080            FACSIMILE NO.: 212-880-1180

ATTENTION: Mark Nolan                  ATTENTION: Lynn Perri

                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                   INITIAL
                 COMMITMENT
  PERCENTAGE       AMOUNT

     3.0%        $15,000,000           CREDIT COMMUNAL DE BELQIQUE, as a Lender


                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

__________________________________     _________________________________________
__________________________________     _________________________________________
__________________________________     _________________________________________


FACSIMILE NO.:____________________     FACSIMILE NO.:___________________________

ATTENTION:________________________     ATTENTION:_______________________________


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:


__________________________________     _________________________________________
__________________________________     _________________________________________
__________________________________     _________________________________________


FACSIMILE NO.:____________________     FACSIMILE NO.:___________________________

ATTENTION:________________________     ATTENTION:_______________________________


                                                                 FIRST AMENDMENT

EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                   INITIAL
                  COMMITMENT
  PERCENTAGE       AMOUNT

     5.0%        $25,000,000           DEN DANSKE BANK, as a Lender


                                       By /S/ Roger Lippold
                                         --------------------------------------
                                         Name:  Roger Lippold
                                         Title: Mnaager Legal Department


                                       By /s/ Kieran P. Reyan
                                         --------------------------------------
                                         Name:  Kieran P. Reyan
                                         Title: Manager, Syndications



LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Den Danske Bank, London Branch         Den Danske Bank, London Branch
75 King William Street                 75 King William Street
London EC4N 7DT                        London EC4N 7DT
ENGLAND                                ENGLAND

FACSIMILE NO.: 44-171-410-8001         FACSIMILE NO.: 44-171-410-8001

ATTENTION: Loan Administration         ATTENTION: Loan Administration



LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Den Danske Bank, London Branch         Den Danske Bank, London Branch
75 King William Street                 75 King William Street
London EC4N 7DT                        London EC4N 7DT
ENGLAND                                ENGLAND

FACSIMILE NO.: 44-171-410-8001         FACSIMILE NO.: 44-171-410-8001

ATTENTION: Loan Administration


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                    INITIAL
                  COMMITMENT
  PERCENTAGE       AMOUNT

     3.0%        $15,000,000           THE NIKKO BANK (UK) PLC, as a Lender


                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Nikko Bank (U.K.) plc                  Nikko Bank (U.K.) plc
17-21 Godliman Street                  17-21 Godliman Street
EC4V 5NB                               EC4V 5NB

FACSIMILE NO.: 0171-815-0058           FACSIMILE NO.: 0171-815-0058

ATTENTION: Mayumi Bhalla               ATTENTION: Mayumi Bhalla


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Nikko Bank (U.K.) plc                  Nikko Bank (U.K.) plc
17-21 Godliman Street                  17-21 Godliman Street
EC4V 5NB                               EC4V 5NB

FACSIMILE NO.: 0171-815-0058           FACSIMILE NO.: 0171-815-0058

ATTENTION: Mayumi Bhalla               ATTENTION: Mayumi Bhalla


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                    INITIAL
                   COMMITMENT
  PERCENTAGE        AMOUNT

    3.0%         $15,000,000
                                       STANDARD CHARTERED BANK, as a Lender


                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

707 Wilshire Blvd.                     707 Wilshire Blvd.
Los Angeles, CA                        Los Angeles, CA

FACSIMILE NO.: 213-614-4270            FACSIMILE NO.: 213-614-4270

ATTENTION: Qustandi Shiber             ATTENTION: Qustandi Shiber


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

7 World Trade Center, 26th Floor       7 World Trade Center, 26th Floor
New York, NY 10048                     New York, NY 10048

FACSIMILE NO.: 212-667-0568            FACSIMILE NO.: 212-667-0568

ATTENTION: Yolanda Rodriguez           ATTENTION: Yolanda Rodriguez


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                   INITIAL
                 COMMITMENT
  PERCENTAGE       AMOUNT

    2.0%         $10,000,000           ABN AMRO BANK N.V., BELGIAN BRANCH, as
                                       a Lender


                                       By /s/ Joen Provoost
                                         --------------------------------------
                                         Name:  Joen Provoost
                                         Title: Accounts Manager


                                       By /s/ Jacques Straetmans
                                         --------------------------------------
                                         Name:  Jacques Straetmans
                                         Title: Manager Securitization


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

ABN AMRO Bank N.V., Belgian Branch     ABN AMRO Bank N.V., Belgian Branch
Regentlaan 53                          Regentlaan 53
B-1000 Brussels                        B-1000 Brussels

FACSIMILE NO.: 32-2-546-0400           FACSIMILE NO.: 32-2-546-0400

ATTENTION: AGI-J. Van Den Eynde        ATTENTION: AGI-M. Hoomans


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

ABN AMRO Bank N.V., Belgian Branch     ABN AMRO Bank N.V., Belgian Branch
Regentlaan 53                          Regentlaan 53
B-1000 Brussels                        B-1000 Brussels

FACSIMILE NO.: 32-2-546-0400           FACSIMILE NO.: 32-2-546-0400

ATTENTION: AGI-J. Van Den Eynde        ATTENTION: AGI-J. Van Den Eynde


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                    INITIAL
                   COMMITMENT
  PERCENTAGE        AMOUNT

     2.0%         $10,000,000          BANCI DI ROMA, LONDON BRANCH, as a Lender


                                       By /s/ Peter Scharf
                                         --------------------------------------
                                         Name:  Peter Scharf
                                         Title: Deputy Chief Manager Business


                                       By /s/ Vincent Wright
                                         --------------------------------------
                                         Name:  Vincent Wright
                                         Title: Business Development Officer


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:
                                       81/87 Gresham Street
81/87 Gresham Street                   London EC2V 7NQ
London EC2V 7NQ
                                       FACSIMILE NO.: 0171-454-7292
FACSIMILE NO.: 0171-454-7292
                                       ATTENTION: S. Siracusa
ATTENTION: S. Siracusa

LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

81/87 Gresham Street                   81/87 Gresham Street
London EC2V 7NQ                        London EC2V 7NQ

FACSIMILE NO.: 0171-454-7292           FACSIMILE NO.: 0171-454-7292

ATTENTION: S. Siracusa                 ATTENTION: S. Siracusa


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                   INITIAL
                  COMMITMENT
  PERCENTAGE       AMOUNT

     2.0%        $10,000,000           BANCO BILBAO VIZCAYA, S.A., as a Lender


                                       By /s/ Tereja Tejedor
                                         --------------------------------------
                                         Name:  Tereja Tejedor
                                         Title: Capital Market


                                       By /s/ Alfonso Vallejo
                                         --------------------------------------
                                         Name:  Alfonso Vallejo
                                         Title: Capital Market


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Banco Bilbao Vizcaya, S.A.             Banco Bilbao Vizcaya, S.A.
Clara del Rey 26, 3 th. floor          Clara del Rey 26, 3 th. floor
28.002 Madrid                          28.002 Madrid

FACSIMILE: 34-1-374-41-40              FACSIMILE: 34-1-374-41-40
TELEPHONE: 34-1-374-41-74              TELEPHONE: 34-1-374-41-74
ATTENTION: Juan Ramon Arcos            ATTENTION: Juan Ramon Arcos


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Banco Bilbao Vizcaya, S.A.             Banco Bilbao Vizcaya, S.A.
Clara del Rey 26, 3 th. floor          Clara del Rey 26, 3 th. floor
28.002 Madrid                          28.002 Madrid

FACSIMILE: 34-1-374-41-40              FACSIMILE: 34-1-374-41-40
TELEPHONE: 34-1-374-41-74              TELEPHONE: 34-1-374-41-74
ATTENTION: Juan Ramon Arcos            ATTENTION: Juan Ramon Arcos


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                     INITIAL
                    COMMITMENT
  PERCENTAGE         AMOUNT

    2.0%          $10,000,000          BANQUE PARIBAS BELGIQUE S.A., as a Lender


                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Banque Paribas Belgique S.A.           Banque Paribas Belgique S.A.
Em. Jacqmainlaan 162                   Em. Jacqmainlaan 162
1000 Brussels, BELGIUM                 1000 Brussels, BELGIUM

FACSIMILE NO.: 00-32-2-204-41-16       FACSIMILE NO.: 00-32-2-204-41-16

ATTENTION: P. Vermeiren                ATTENTION: P. Vermeiren
           J. Van Helleputte                      J. Van Helleputte


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Banque Paribas Belgique S.A.           Banque Paribas Belgique S.A.
Em. Jacqmainlaan 162                   Em. Jacqmainlaan 162
1000 Brussels, BELGIUM                 1000 Brussels, BELGIUM

FACSIMILE NO.: 00-32-2-204-40-92       FACSIMILE NO.: 00-32-2-204-40-92

ATTENTION: Peter Rabaey                ATTENTION: Peter Rabaey


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                    INITIAL
                   COMMITMENT
  PERCENTAGE         AMOUNT

     2.0%         $10,000,000
                                       CARIPLO, CASSA DI RISPARMIO DELLE
                                       PROVINCIE LOMBARDE S.P.A., as a Lender


                                       By /s/ Renato Bassi
                                         --------------------------------------
                                         Name:  Renato Bassi
                                         Title: Dir. Gen.

                                       By /s/ J. Ignacio de la Vega
                                         --------------------------------------
                                         Name:  J. Ignacio de la Vega
                                         Title: Jefe Creditos




LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

10 East 53rd Street                    Succusal de Madrid
New York, NY 10022                     Calle Alcala 44
                                       28014 Madrid
FACSIMILE NO.: 212-527-8277
                                       FACSIMILE NO.: 00-34-1523-39-81
ATTENTION: Anthony Giobbi
                                       ATTENTION: Mr. R. Bassi/
                                                  Mr. J. Ignacio de la Vega


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Filiale de Madrid                      Succusal de Madrid
Calle Alcala 44                        Calle Alcala 44
28014 Madrid                           28014 Madrid

FACSIMILE NO.: 00-34-1523-39-81        FACSIMILE NO.: 00-34-1523-39-81

ATTENTION: Mr. R. Bassi/               ATTENTION: Mr. R. Bassi/
           Mr. J. Ignacio de la Vega              Mr. J. Ignacio de la Vega


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                    INITIAL
                   COMMITMENT
  PERCENTAGE        AMOUNT

     2.0%         $10,000,000          CREDIT LYONNAIS BELGIUM S.A., as a Lender


                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Credit Lyonnais Los Angeles Branch     Mamix Avenue, 17
515 South Flower Street, Suite 2000    1000 Brussels
Los Angeles, CA 90071                  BELGIUM

FACSIMILE NO.: 213-623-3437            FACSIMILE NO.: 00-32-2-516-09-40

ATTENTION: Mrs. Penny Chu              ATTENTION: Mrs. Valerie Solinhac


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Mamix Avenue, 17                       Mamix Avenue, 17
1000 Brussels                          1000 Brussels
BELGIUM                                BELGIUM

FACSIMILE NO.: 00-32-2-516-09-40       FACSIMILE NO.: 00-32-2-516-09-40

ATTENTION: Mrs. Valerie Solinhac       ATTENTION: Mrs. Valerie Solinhac


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                    INITIAL
                   COMMITMENT
  PERCENTAGE        AMOUNT

     2.0%         $10,000,000
                                       DAI-ICHI KANGYO BANK NEDERLAND N.V.,
                                       as a Lender


                                       By /s/ K. Fukuda
                                         --------------------------------------
                                         Name:  K. Fukuda
                                         Title: Managing Director &
                                                Deputy General Manager


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Dai-Ichi Kangyo Bank Nederland N.V.    Dai-Ichi Kangyo Bank Nederland N.V.
Apollolaan 171                         Apollolaan 171
1077 A5 Amsterdam                      1077 A5 Amsterdam
The Netherlands                        The Netherlands

FACSIMILE NO.: 00-31-20-676-0301       FACSIMILE NO.: 00-31-20-676-0301

ATTENTION: Marilyn L. Blancaflor       ATTENTION: Marilyn L. Blancaflor


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Dai-Ichi Kangyo Bank Nederland N.V.    Dai-Ichi Kangyo Bank Nederland N.V.
Apollolaan 171                         Apollolaan 171
1077 A5 Amsterdam                      1077 A5 Amsterdam
The Netherlands                        The Netherlands

FACSIMILE NO.: 00-31-20-676-0301       FACSIMILE NO.: 00-31-20-676-0301

ATTENTION: Marilyn L. Blancaflor       ATTENTION: Marilyn L. Blancaflor


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                     INITIAL
                   COMMITMENT
  PERCENTAGE        AMOUNT

    2.0%          $10,000,000          DG BANK, as a Lender


                                       By /s/ K.-P. Brauer
                                         --------------------------------------
                                         Name:  K.-P. Brauer
                                         Title: Associate Director


                                       By /s/ Marc Roemke
                                         --------------------------------------
                                         Name:  Marc Roemke
                                         Title: Manager


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

DG Bank Luxembourg S.A.                DG Bank Luxembourg S.A.
4, rue Thomas Edison                   4, rue Thomas Edison
L 1445 Luxembourg-Strassen             L 1445 Luxembourg-Strassen
Luxembourg                             Luxembourg

FACSIMILE NO.: 00352-457393            FACSIMILE NO.: 00352-457393

ATTENTION: Marc Roemke, Manager        ATTENTION: Marc Roemke, Manager


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

DG Bank Luxembourg S.A.                DG Bank Luxembourg S.A.
4, rue Thomas Edison                   4, rue Thomas Edison
L 1445 Luxembourg-Strassen             L 1445 Luxembourg-Strassen
Luxembourg                             Luxembourg

FACSIMILE NO.: 00352-457393            FACSIMILE NO.: 00352-457393

ATTENTION: Marc Roemke, Manager        ATTENTION: Marc Roemke, Manager


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                       INITIAL
                     COMMITMENT
  PERCENTAGE          AMOUNT

    4.0%           $20,000,000
                                       FRANKFURTER SPARKASSE, as a Lender


                                       By /s/ Kittscher
                                         --------------------------------------
                                         Name:  Kittscher
                                         Title: Deputy Chairman of the
                                                Board Management



                                       By /s/ Kuhn
                                         --------------------------------------
                                         Name:  Kuhn
                                         Title: Head of the Loan Department


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Frankfurter Sparkasse                  Frankfurter Sparkasse
Neue Mainzer Str. 47-53                Neue Mainzer Str. 47-53
60255 Frankfurt                        60255 Frankfurt

FACSIMILE NO.: 0049-69-2641-3225       FACSIMILE NO.: 0049-69-2641-3225

ATTENTION: Mr. Gattano                 ATTENTION: Mr. Gattano


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Frankfurter Sparkasse                  Frankfurter Sparkasse
Neue Mainzer Str. 47-53                Neue Mainzer Str. 47-53
60255 Frankfurt                        60255 Frankfurt

FACSIMILE NO.: 0049-69-2641-3225       FACSIMILE NO.: 0049-69-2641-3225

ATTENTION: Mr. Gattano                 ATTENTION: Mr. Gattano


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                     INITIAL
                    COMMITMENT
  PERCENTAGE         AMOUNT

    2.0%          $10,000,000
                                       GENERALE BANK, as a Lender


                                       By /s/ Hans Neukomm
                                         --------------------------------------
                                         Name:  Hans Neukomm
                                         Title: General Manager


                                       By /s/ Simon Del Rosario
                                         --------------------------------------
                                         Name:  Simon Del Rosario
                                         Title: Senior Vice President


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

520 Madison Avenue, 41st Floor         520 Madison Avenue, 41st Floor
New York, NY 10022                     New York, NY 10022
FACSIMILE NO.: 212-838-7492            FACSIMILE NO.: 212-838-7492
ATTENTION: E. Matthews                 ATTENTION: E. Matthews

                                       Corporate Credit Department
                                       3, Montagne du Parc
                                       1000 Brussels
                                       FACSIMILE NO.: 32-2-565-6344
                                       ATTENTION: Chantal De Mol

LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Corporate Credit Department            520 Madison Avenue, 41st Floor
3, Montagne du Parc                    New York, NY 10022
1000 Brussels                          FACSIMILE NO.: 32-2-565-6344
FACSIMILE NO.: 32-2-565-6344           ATTENTION: Chantal De Mol
ATTENTION: Chantal De Mol

520 Madison Avenue, 41st Floor
New York, NY 10022
FACSIMILE NO.: 212-838-7492
ATTENTION: E. Matthews


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                    INITIAL
                   COMMITMENT
  PERCENTAGE        AMOUNT

     2.0%         $10,000,000          MORGAN GUARANTY TRUST CO. OF NEW YORK,
                                       as a Lender


                                       By /s/ John M. Mikolay
                                         --------------------------------------
                                         Name:  John M. Mikolay
                                         Title: Vice President


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Morgan Guranty Trust Company of
  New York                             500 Stanton Christiana Road
60 Wall Street                         Newark, DE 19713
New York, NY 10260
                                       FACSIMILE NO.: 302/634-1094
FACSIMILE NO.: 212-648-5918
                                       ATTENTION: Allison Hollis
ATTENTION: Kathryn Sayko-Yanes

LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

500 Stanton Christiana Road            500 Stanton Christiana Road
Newark, DE 19713                       Newark, DE 19713

FACSIMILE NO.: 302/634-1094            FACSIMILE NO.: 302/634-1094

ATTENTION: Cindy Bedford               ATTENTION: Cindy Bedford


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                    INITIAL
                   COMMITMENT
  PERCENTAGE        AMOUNT

     2.0%         $10,000,000          THE SANWA BANK LTD. BRUSSELS, as a Lender


                                       By /s/ Masahiko Wakahara
                                         --------------------------------------
                                         Name:  Masahiko Wakahara
                                         Title: Deputy General Manager


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

Sanwa Bank Ltd                         Sanwa Bank Ltd
Los Angeles Branch                     Los Angeles Branch
601 South Figueroa Street              601 South Figueroa Street
Los Angeles, CA 90017                  Los Angeles, CA 90017

FACSIMILE NO.: 213-623-4912            FACSIMILE NO.: 213-623-4912

ATTENTION: Loan Administration Dept.   ATTENTION: Loan Administration Dept.


LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

Sanwa Bank Brussels Branch             Sanwa Bank Brussels Branch
Kunstlaan 53/54                        Kunstlaan 53/54
1000 Brussels                          1000 Brussels
Belgium                                Belgium

FACSIMILE NO.: 32-2-514-43-81          Sanwa New York
                                       Account Number: ABA 982 UID 144780
ATTENTION: Lilliane Smets-Van Brabant  Swift Code: SANW US33
                                       Facsimile No.: 32-2-513-43-81
                                       ATTENTION: Mrs. Lilian Smets-Van Brabant


                                                                 FIRST AMENDMENT

         EXECUTED as of the date first stated in this First Amendment to European Credit Agreement.

                     INITIAL
                    COMMITMENT
  PERCENTAGE         AMOUNT

    2.0%          $10,000,000
                                       SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)., as a Lender


                                       By /s/ Michael Dioks
                                         --------------------------------------
                                         Name:  Michael Dioks
                                         Title: Head Debt Capital Markets


LENDING OFFICE FOR LOANS TO MICRO:     ADDRESS FOR NOTICES:

2 Cannon Street                        2 Cannon Street
London EC4M 6XX                        London EC4M 6XX

FACSIMILE NO.: 0171-236-4178           FACSIMILE NO.: 0171-236-4178

ATTENTION: Lesley Makins               ATTENTION: Lesley Makins

LENDING OFFICE FOR OTHER LOANS:        ADDRESS FOR PAYMENT OF FEES:

2 Cannon Street                        2 Cannon Street
London EC4M 6XX                        London EC4M 6XX

FACSIMILE NO.: 0171-236-4178           FACSIMILE NO.: 0171-236-4178

ATTENTION: Lesley Makins               ATTENTION: Lesley Makins


                                                                 FIRST AMENDMENT